Exhibit 99.1

Contact: Dan Cravens
480/693-5729

FOR IMMEDIATE RELEASE

US AIRWAYS, INC. ANNOUNCES PRICING OF $623 MILLION AIRCRAFT FINANCING

Tempe, Ariz., April 30, 2012—US Airways, Inc. (“US Airways” or the “Company”), a wholly-owned subsidiary of US Airways Group, Inc. (NYSE: LCC) (“US Airways Group”), announced today that it priced two offerings of enhanced equipment trust certificates (the “Certificates”) in the aggregate face amount of approximately $623 million. The Company intends to use the proceeds from the offerings to refinance two Airbus aircraft currently owned by US Airways, to finance the Company’s purchase of twelve Airbus aircraft scheduled to be delivered from September 2012 to March 2013 and to use the balance, if any, for general corporate purposes.

The $623 million financing is comprised of approximately $380 million of Class A certificates with a final expected distribution date of October 1, 2024, approximately $125 million of Class B certificates with a final expected distribution date of October 1, 2019, and approximately $118 million of Class C certificates with a final expected distribution date of October 1, 2015. The offerings are expected to close on May 14, 2012, subject to customary closing conditions.

Morgan Stanley & Co. LLC acted as structuring agent for the offerings. Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and Goldman, Sachs & Co. acted as the joint book-running managers for the offerings; Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Natixis Securities Americas LLC acted as co-managers for the offerings.

The Certificates have been offered under the Company’s existing effective shelf registration statement on Form S-3 previously filed with the Securities and Exchange Commission. A separate prospectus supplement and accompanying prospectus describing the terms of each offering has been filed with the Securities and Exchange Commission. Copies of both the prospectus supplement and the accompanying prospectus for each offering may be obtained from Morgan Stanley (tel: 1-866-718-1649), Citigroup (tel: 1-212-723-6171), Goldman, Sachs & Co. (tel: 1-866-471-2526), Barclays (tel: 1-888-603-5847), BofA Merrill Lynch (tel: 1-800-294-1322) or Natixis (tel: 1-212-698-3108).

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sales of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Forward Looking Statements

Certain of the statements in this press release and other materials filed or to be filed with the Securities and Exchange Commission (“SEC”) (or otherwise made by US Airways Group, US Airways or on the Company’s behalf) should be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). When used in this press release and in other materials filed or to be filed with the SEC (or otherwise made by US Airways Group, US Airways or on the Company’s behalf), these forward-looking statements may include, without limitation, statements regarding financial forecasts or projections, and the Company’s expectations, beliefs, intentions or future strategies that are signified by the words “may,” “will,” “expect,” “intend,” “indicate,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “continue” and similar terms used in connection with statements regarding, among others, the Company’s outlook, expected fuel costs, the revenue and pricing environment, and the Company’s expected financial performance and liquidity position. These statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. In addition, the success of the offerings described above and the sale of the Certificates are subject to market and other conditions, not all of which are within US Airways’ control. There is no assurance that US Airways will successfully complete the proposed offerings on the anticipated terms or at all. These forward-looking statements are subject to risks, uncertainties and assumptions that could cause the Company’s actual results and the timing of certain events to differ materially from those expressed in the forward-looking statements. The risks and uncertainties that could affect the forward-looking statements include, but are not limited to, the following: the impact of significant operating losses in the future;

downturns in economic conditions and their impact on passenger demand, booking practices and related revenues; the impact of the price and availability of fuel and significant disruptions in the supply of aircraft fuel; increased costs of financing, a reduction in the availability of financing and fluctuations in interest rates; the Company’s high level of fixed obligations and the Company’s ability to fund general corporate requirements, obtain additional financing and respond to competitive developments; any failure to comply with the liquidity covenants contained in the Company’s financing arrangements; provisions in the Company’s credit card processing and other commercial agreements that may affect the Company’s liquidity; the impact of union disputes, employee strikes and other labor-related disruptions; the Company’s inability to maintain labor costs at competitive levels; interruptions or disruptions in service at one or more of the Company’s hub airports or focus city; regulatory changes affecting the allocation of slots; the Company’s reliance on third-party regional operators or third-party service providers; the Company’s reliance on and costs, rights and functionality of third-party distribution channels, including those provided by global distribution systems, conventional travel agents and online travel agents; changes in government regulation; the impact of changes to the Company’s business model; competitive practices in the industry, including the impact of industry consolidation; the loss of key personnel or the Company’s ability to attract and retain qualified personnel; the impact of conflicts overseas or terrorist attacks, and the impact of ongoing security concerns; the Company’s ability to operate and grow the Company’s route network; the impact of environmental regulations; the Company’s reliance on technology and automated systems and the impact of any failure or disruption of, or delay in, these technologies or systems; costs of ongoing data security compliance requirements and the impact of any significant data security breach; the impact of any accident involving the Company’s aircraft or the aircraft of the Company’s regional operators; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; our dependence on a limited number of suppliers for aircraft, aircraft engines and parts; our ability to operate profitably out of Philadelphia International Airport; the impact of weather conditions and seasonality of airline travel; the impact of possible future increases in insurance costs or reductions in available insurance coverage; the impact of global events that affect travel behavior, such as an outbreak of a contagious disease; the impact of foreign currency exchange rate fluctuations; the Company’s ability to use net operating losses and certain other tax attributes; and other risks and uncertainties listed from time to time in the Company’s reports to and filings with the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-Q for the quarter ended March 31, 2012 and in the Company’s other reports and filings with the SEC. (LCCF)

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